UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2026

RYTHM, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2220 Hicks Road, Suite 210
Rolling Meadows, IL	60068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 420-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RYM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On August 10, 2026, following the adjournment of a special meeting of stockholders of RYTHM, Inc. (the “Company”) held on that day (the “Special Meeting”), the Company entered into an amendment agreement (the “Amendment”) with RSLGH, LLC (“RSLGH”) and Vision Management Services, LLC (“VMS”). RSLGH and VMS are subsidiaries of Green Thumb Industries Inc. (“Green Thumb”). Benjamin Kovler, the Company’s Chairman and Interim Chief Executive Officer, also serves as Green Thumb’s Chairman and Chief Executive Officer, and Armon Vakili, a member of the Company’s Board of Directors (the “Board”), also serves as an employee of Green Thumb.

The Amendment, upon its effective date, will amend the terms of (i) outstanding pre-funded warrants (the “Warrants”) to purchase an aggregate of up to 9,731,638 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) held by RSLGH, (ii) outstanding secured convertible notes held by RSLGH with an aggregate original principal amount of $72.0 million (the “Notes”), and (iii) the Amended and Restated Shared Services Agreement originally entered into between the Company and VMS on May 20, 2025 (the “Services Agreement”). Pursuant to the Amendment, the Notes, the Warrants and the Services Agreement will be amended to remove all beneficial ownership limitations with respect to the conversion of the Notes, the exercise of the Warrants, and the exercise of certain pre-funded warrants that may be issued in the future pursuant to conversion of the Notes or under the Services Agreement. The effective date of the Amendment is October 10, 2026.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the amendment of the Notes pursuant to the Amendment is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the amendment of the Notes, the Warrants, and the Services Agreement pursuant to the Amendment is incorporated herein by reference into this Item 3.02.

The Notes and the Warrants, any future pre-funded warrants that may be issued under the Notes or the Services Agreement, and the shares of Common Stock underlying such securities (collectively, the “Securities”) were, and will be, offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. RSLGH is an “accredited investor,” as defined in Regulation D, and acquired the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.01 Changes in Control of Registrant.

Pursuant to the Amendment, and as described in Item 1.01, the beneficial ownership limitations contained in the Notes and the Warrants held by RSLGH were removed from those instruments. As a result of the removal of those beneficial ownership limitations, the beneficial ownership of RSLGH in the Company’s Common Stock increased from 49.99% to approximately 89.9% as of August 11, 2026, which is 60 days prior to the effective date of the Amendment, in accordance with the definition of beneficial ownership set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. As of August 10, 2026, there were 2,179,128 shares of Common Stock outstanding, of which 698,961were held by RSLGH.

The aggregate consideration paid for such securities was $109.5 million, the sources of which were the working capital of Green Thumb, together with interest payable under the Notes and fees payable under the Services Agreement. There are no arrangements or understandings among Green Thumb and any other stockholders of the Company with respect to the election of directors or other matters. There are no arrangements known to the Company that may at a subsequent date result in a further change of control.

Descriptions of the transactions that resulted in the issuance of the Notes and the Warrants to RSLGH, and the entry into the Services Agreement with VMS, were previously reported in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 9, 2026 (the “Proxy Statement”) and in the Company’s Annual Report on Form 10-K filed with the Commission on March 3, 2026, which descriptions are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Also on August 10, 2026, at the Special Meeting, the Company’s shareholders approved issuance of shares of Common Stock to the holders (including RSLGH) of certain convertible promissory notes (including the Notes) and warrants (including the Warrants) and pursuant to the Services Agreement in accordance with Nasdaq Listing Rule 5635. Of the Company’s 2,179,128 shares of common stock issued and outstanding and eligible to vote as of the record date of June 26, 2026, 1,128,854 shares, or approximately 51.8% of the eligible shares, were represented at the Special Meeting either in person or by proxy, constituting a quorum. A description of the matter voted upon at the Special Meeting is described in the Proxy Statement. The voting results were:

Proposal 1 – To Approve the Issuance of Shares of Common Stock

The vote to approve the issuance of shares of Common Stock to the holders of certain convertible promissory notes and warrants and pursuant to shared services agreements in accordance with Nasdaq Listing Rule 5635, was as follows:

Votes For	Votes Against	Votes Abstained
1,118,058	10,049	747

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Secured Convertible Notes, Pre-Funded Common Stock Purchase Warrants, and Amended and Restated Shared Services Agreement effective October 10, 2026, among RYTHM, Inc., RSLGH, LLC and Vision Management Services, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYTHM, INC.

Date: August 11, 2026	By:	/s/ Brad Asher
Brad Asher
Chief Financial Officer

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